Exhibit 10.9

SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT

This SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT (this “Agreement”) dated as of May 7, 2015 is made by and among (i) Gener8 Maritime, Inc., a Marshall Islands corporation (the “Company”), formerly known as General Maritime Corporation (ii) each of the Persons identified as a “Shareholder” on the signature pages hereto (the “Original Shareholders”) and (iii) each other Person who, at any time, acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (collectively, with the Original Shareholders, the “Shareholders”).

WHEREAS, the Company, OCM Marine Holdings TP, L.P. and each of the other Persons identified as an “Other Shareholder” on the signature pages thereto are party to the First Amended and Restated Registration Agreement, dated as of November 1, 2012 (the “A&R Agreement”), pursuant to which the Company agreed to provide certain registration rights subject to the terms and conditions set forth in the A&R Agreement.

WHEREAS, the Company, Gener8 Maritime Acquisition, Inc. (“Merger Sub”) and Navig8 Crude Tankers, Inc. have entered into the Agreement and Plan of Merger dated February 24, 2015 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Navig8, with Navig8 as the surviving corporation (the “Merger”).

WHEREAS, pursuant to Section 10(d) of the A&R Agreement, the parties wish to amend and restate the A&R Agreement as set forth in this Agreement, to be effective upon the consummation of the Merger.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree that the A&R Agreement shall be, and hereby is, amended and restated in its entirety as follows:

1.                                      Demand Registrations.

(a)                                 Requests for Registration.  At any time and from time to time following the consummation of an IPO, the Demand Requisite Number of Principal Shareholders may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or, if available, on Form S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (“Short-Form Registrations”); provided that no registration statement shall be filed prior to the date that is one hundred eighty (180) days following the date of the final prospectus used in connection with the IPO. All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations.”  Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.  Within five (5) Business Days after receipt of any such request, the Company shall give written notice of such requested registration to all other Shareholders holding Registrable Securities and, subject to Section 1(c)(iii), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein from such Persons within ten (10) Business Days after the receipt of the Company’s notice. The Company shall be required to effectuate (i) no more than eight (8) Demand Registrations prior to the fifth anniversary of the date of this Agreement, and no Demand Registrations thereafter; (ii) no more than two (2) Demand Registrations in any calendar year prior to such anniversary; and (iii) an unlimited number of non-underwritten Shelf Takedowns (as defined below).

(b)                                 Long-Form Registrations. The Demand Requisite Number of Principal Shareholders shall be entitled to request Long-Form Registrations, provided that the Company shall not be required to effectuate such request unless the aggregate gross proceeds expected to be received from the sale of the Registrable Securities initially requested to be included in such registration equal or exceed $60 million.  All Registration Expenses (as defined below in Section 5) incurred in connection with such Long-Form Registration shall be paid by the Company.  All Long-Form Registrations shall be underwritten registrations, unless otherwise agreed to by the Majority of Principal Shareholders included in such registration. Each Long-Form Registration shall be counted as a Demand Registration when determining the number of permissible Demand Registrations.

(c)                                  Short-Form Registrations.

(i)             In addition to the Long-Form Registrations provided pursuant to Section 1(b), the Demand Requisite Number of Principal Shareholders shall be entitled to request Short-Form Registrations, provided that the Company shall not be required to effectuate such request unless the aggregate gross proceeds expected to be received from the sale of the Registrable Securities initially requested to be included in such registration equal or exceed $60 million.  All Registration Expenses incurred in connection with such Short-Form Registration shall be paid by the Company. Notwithstanding Section 1(b), Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form, or if the Company would qualify to use such form within thirty (30) days after the date on which the initial request is given. Short-Form Registrations may be underwritten or non-underwritten registrations. Each Short-Form Registration shall be counted as a Demand Registration when determining the number of permissible Demand Registrations.

(ii)                                  If the Company is qualified to and, pursuant to the request of the Demand Requisite Number of Principal Shareholders, has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the “Required Registration”), then the Company shall use commercially reasonable efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and, once effective, the Company shall cause such Required Registration to remain effective under the Securities Act until the date on which all Registrable Securities included in such registration have been sold pursuant to the Required Registration. Any such Required Registration shall not be counted as a Short-Form Registration when determining the number of permissible Short Form Registrations.

(iii)                               Upon the request of any Principal Shareholders holding Registrable Securities included in such Required Registration, the Company will facilitate a “takedown” of such Registrable Securities off of an effective shelf registration statement (a “Shelf Takedown”).

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Any Shelf Takedown may or may not be underwritten; provided, that (i) an underwritten Shelf Takedown shall be deemed to be a request for and subject to the terms and conditions of an underwritten Short-Form Registration and be counted as a Demand Registration when determining the number of permissible Demand Registrations, and (ii) the Principal Shareholders holding Registrable Securities may request an unlimited number of non-underwritten Shelf Takedowns to be effected. In connection with any underwritten Shelf Takedown, the Shareholders holding Registrable Securities may exercise piggyback rights in accordance with Section 2 to have included in such Shelf Takedown such Registrable Securities held by them that are registered on such Required Registration. Notwithstanding the foregoing, such Shareholders may not request a Shelf Takedown for an offering that will result in the imposition of a “lock-up” or similar restriction on the Company and/or the Shareholders unless the Registrable Securities requested to be sold by the demanding Shareholders in such Shelf Takedown have an aggregate market value at the time of such request of at least $60 million or such lesser amount if all Registrable Securities held by the demanding Shareholders are requested to be sold.

(d)                                 Priority on Demand Registrations.  The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Requisite Number of Principal Shareholders included in such registration, provided, however, that no Principal Shareholder shall unreasonably withhold consent to include in any Demand Registration any securities which are not Registrable Securities, and provided further that in the event that (x) no Navig8 Principal Shareholders are included in such registration or (y) no GenMar Principal Shareholders are included in such registration, then, in each case, such determination shall be made by the Majority of Principal Shareholders included in such registration.  If a Demand Registration is an underwritten offering and the managing underwriters advise the Company and the Principal Shareholders included in such registration in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering without having a material adverse effect on the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration, (i) first, the Registrable Securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned at such time by each such holder, and (ii) second, other securities requested (and permitted) to be included in such registration, if any, that, in the opinion of such underwriters, can be sold in an orderly manner, pro rata among the holders of such securities on the basis of the number of such securities owned at such time by each such holder.

(e)                                  Restrictions on Demand Registrations. The Company shall not be obligated to effect any Long Form Registration within one hundred eighty (180) days after the effective date of a previous Long Form Registration or a previous registration in which holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities requested to be included.  The Company may postpone for up to one hundred eighty (180) days the filing, the effectiveness or the use of a registration statement for a Demand Registration (including a Required Registration and a Shelf Takedown) if the Company determines that such registration (i) is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect

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the Company, (ii) would render the Company unable to comply with the requirements of the Securities Act or the Exchange Act, or (iii) would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to acquire financing, engage in any acquisition of assets (other than in the ordinary course of business) or engage in any merger, consolidation, tender offer, reorganization or similar transaction; provided that, in such event, the Company shall pay all Registration Expenses in connection with such registration. The Company may not delay a Demand Registration (including a Required Registration and a Shelf Takedown) hereunder for a period in excess of one hundred eighty (180) days.

(f)                                   Selection of Underwriters.  The Requisite Number of Principal Shareholders included in any Demand Registration shall have the right to select the investment banker(s) and managing underwriter(s) to administer any underwritten offering, subject to the consent of the Company, which is not to be unreasonably withheld, provided, however, that no Principal Shareholder shall unreasonably withhold consent to a underwriter put forth by a Majority of Principal Shareholders, and provided further that in the event that (x) no Navig8 Principal Shareholders are included in such registration or (y) no GenMar Principal Shareholders are included in such registration, then, in each case, such determination shall be made by the Majority of Principal Shareholders included in such registration.

(g)                                  Right to Reload a Shelf. Upon the written request of any Principal Shareholders holding Registrable Securities, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf registration statement in order to register up to the number of Registrable Securities previously taken down off of such shelf and not yet “reloaded” onto such shelf registration statement

2.                                      Piggyback Registrations.

(a)                                 Right to Piggyback. After the consummation of an IPO, whenever the Company proposes to register any of its equity securities under the Securities Act (other than (i) pursuant to a Demand Registration, which is governed by Section 1 or (ii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities holding at least 0.15% of the outstanding Common Stock of the Company on a fully diluted basis of its intention to effect such a registration and, subject to Section 2(c) and Section 2(d), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein from such Persons within ten (10) Business Days after the receipt of the Company’s notice. The Company may postpone or withdraw the filing or effectiveness of a Piggyback Registration at any time in its sole discretion. If the Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall have the right to select the investment banker(s) and managing underwriter(s) to administer the offering.

(b)                                 Piggyback Expenses.  The Registration Expenses of the holders of such Registrable Securities shall be paid by the Company in all Piggyback Registrations.

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(c)                                  Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company and the Principal Shareholders included in such registration in writing that in their opinion the number of securities requested to be included in such offering exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall include in such registration (i) first, the securities the Company proposes to sell that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, (ii) second, the Registrable Securities requested to be included in such registration, if any, that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned at such time by each such holder, and (iii) third, other securities requested (and permitted) to be included in such registration, if any, that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, pro rata among the holders of such securities on the basis of the number of such securities owned at such time by each such holder.

(d)                                 Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering without having a material adverse effect on the marketability, proposed offering price, timing or method of distribution of the offering, then the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration pursuant to this Section 2, in each case that, in the opinion of such underwriters, can be sold in an orderly manner, pro rata among the holders of such securities and the holders of such Registrable Securities on the basis of the number of securities owned at such time by each such holder, and (ii) second, other securities requested (and permitted) to be included in such registration, if any, that, in the opinion of such underwriters, can be sold in an orderly manner, pro rata among the holders of such securities on the basis of the number of such securities owned at such time by each such holder.

(e)                                  Other Registrations.  If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, then, unless such previous registration statement is a Required Registration, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six (6) months has elapsed from the effective date of such previous registration.

3.                                      Holdback Agreements.

(a)                                 Each holder of Registrable Securities agrees that in connection with the Company’s initial public offering and any Demand Registration or Piggyback Registration that is

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an underwritten public offering of the Company’s equity securities, he, she or it shall not (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company (“Securities”) (including Securities which may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Securities and Exchange Commission), or any securities, options, or rights convertible into or exchangeable or exercisable for Securities (“Other Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) of this Section 3(a), (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities, Other Securities, in cash or otherwise, or (iv) publicly disclose the intention to enter into any transaction described in (i), (ii) or (iii) above, from the date on which the Company gives notice to the holders of Registrable Securities that a preliminary prospectus has been circulated for the underwritten public offering to the date that is (x) in the case of the initial public offering, one hundred eighty (180) days following the date of the final prospectus for such initial public offering, or (y) in the case of any other underwritten public offering, sixty (60) days (subject to any customary extension requested by the underwriters) following the date of the final prospectus for such public offering (or, in the case of clause (x) or (y), such shorter period as the Board of Directors of the Company may determine in its sole discretion or as may be agreed to by the underwriters designated as “book-runners” managing such public offering) (such period, the “Holdback Period”).  If (1) the Company issues an earnings release or other material news or a material event relating to the Company and its Subsidiaries occurs during the last seventeen (17) days of the Holdback Period or (2) prior to the expiration of the Holdback Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning upon the expiration of the Holdback Period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with Financial Industry Regulatory Authority Rule 2711(f)(4), the Holdback Period shall be extended until eighteen (18) days after the earnings release or the occurrence of the material news or event, as the case may be (such period referred to herein as the “Holdback Extension”).  The Company may impose stop-transfer instructions with respect to its securities that are subject to the foregoing restriction until the end of such period, including any period of Holdback Extension.

(b)                                 In connection with any underwritten public offering of the Company’s equity securities, each holder of Registrable Securities agrees to enter into any lockup or similar agreement requested by the underwriters managing the registered public offering that the Majority of Principal Shareholders included in such public offering agree(s) to enter into, which shall provide that if the holders of such majority of the Registrable Securities shall be released from the obligations of that agreement, all other parties to similar agreements relating to the Company’s equity securities shall be concurrently released.

(c)                                  The Company (i) agrees not to effect any Public Sale or distribution of its Securities or any Other Securities during the seven (7) days prior to and during the one hundred eighty (180)-day period (subject to any customary extension requested by the underwriters) beginning on the effective date of any Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form) or, in the event of a Holdback Extension, for such longer period until the end of such period of Holdback Extension, unless the underwriters managing the

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registered public offering otherwise agree, and (ii) to the extent not inconsistent with applicable law, except as otherwise permitted by the Majority of Principal Shareholders, shall cause each holder of its Securities or any Other Securities purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any Public Sale or distribution (including sales pursuant to Rule 144) of any such securities during the Holdback Period (as extended by any Holdback Extension) except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the registered public offering otherwise agree.

(d)                                 Notwithstanding any other provision contained in this Agreement, the Company shall not include in any underwritten Demand Registration or underwritten Piggyback Registration any portion of Registrable Securities held by any officers, consultants or employees of the Company or any of its Subsidiaries the inclusion of which the underwriter of such Demand Registration or Piggyback Registration, as the case may be, determines in its sole discretion is likely to adversely affect such offering.

(e)                                  Any Transfer or attempted Transfer of any Registrable Securities in violation of Section 3(a) of this Agreement shall be void ab initio, and the Company shall not record such Transfer on its books or treat any purported transferee of such securities as the owner of such securities for any purpose.

(f)                                   Each certificate evidencing any Securities or Other Securities held by a Shareholder and each certificate issued in exchange for or upon the transfer of any such securities (unless such securities are permitted to be transferred pursuant to this Agreement and, if such securities were Registrable Securities, would no longer be Registrable Securities after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON                                       , HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.  THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE (I) RESTRICTIONS PURSUANT TO ARTICLE TWELVE OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE ISSUER (THE “COMPANY”), (II) CONDITIONS SPECIFIED IN A SHAREHOLDERS’ AGREEMENT, DATED AS OF [      ], 2015, AS AMENDED OR MODIFIED FROM TIME TO TIME, GOVERNING THE COMPANY AND BY AND AMONG CERTAIN SHAREHOLDERS, AND (III) CONDITIONS SPECIFIED IN A REGISTRATION RIGHTS AGREEMENT, DATED AS OF [      ], 2015, AS AMENDED OR MODIFIED FROM TIME TO TIME.  A COPY OF ANY OF SUCH AMENDED AND RESTATED ARTICLES OF INCORPORATION, SHAREHOLDERS’ AGREEMENT OR REGISTRATION RIGHTS

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AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Company shall imprint such legend on certificates evidencing Securities and Other Securities outstanding prior to the date hereof.  The legend set forth above shall be removed from the certificates evidencing any securities which are transferred pursuant to a Permitted Transfer.

4.                                      Registration Procedures.  Whenever the holders of Registrable Securities have requested (i) that any Registrable Securities be registered pursuant to this Agreement, or (ii) a Shelf Takedown, the Company shall use its commercially reasonable efforts to effect the registration and/or the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

(a)                                 in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and use commercially reasonable efforts to file with the Securities and Exchange Commission a registration statement or prospectus supplement with respect to such Registrable Securities (i) within sixty (60) days after delivery of a request for a Demand Registration with respect to a Long-Form Registration (ii) within thirty (30) days after delivery of a request for a Demand Registration with respect to a Short-Form Registration and (iii) as soon as reasonably practicable after delivery of a request for a Shelf Takedown, and thereafter use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one counsel selected by the Majority of Principal Shareholders included in such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b)                                 notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six (6) months (subject to extension pursuant to Section 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c)                                  furnish to each selling holder of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the

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prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)                                  notify in writing each selling holder of such Registrable Securities (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of any event as a result of which, the prospectus included in such registration statement (x) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or (y) is otherwise not legally available to support sales of Registrable Securities.

(f)                                   prepare and file promptly with the Securities and Exchange Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its commercially reasonable efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(g)                                  use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, or if no similar securities issued by the Company are then listed, on one securities exchange selected by the Majority of Principal Shareholders included in such registration;

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(h)                                 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i)                                     enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Majority of Principal Shareholders included in such registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including through (i) participation in “road shows”, investor presentations and marketing events and effecting a share split or a combination of shares and (ii) including information in a registration statement, including by way of a prospectus supplement or otherwise, which information is reasonably requested by any underwriter or holder of Registrable Securities for legal and/or marketing purposes);

(j)                                    make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such registration statement and assist and, at the request of any participating underwriter, use commercially reasonable efforts to cause such officers or directors to participate in presentations to prospective purchasers;

(k)                                 cooperate and assist in any filings required to be made with Financial Industry Regulatory Authority and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(l)                                     take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)                             otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(n)                                 use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and in the event of the issuance of any such stop order or other such order, the Company shall advise such holders of Registrable Securities of such stop order or other such order promptly after it shall receive notice or obtain

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knowledge thereof and shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

(o)                                 in connection with an underwritten offering, obtain one or more cold comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) and addressed to the underwriters, from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Majority of Principal Shareholders included in such registration reasonably request; and

(p)                                 in connection with an underwritten offering, provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents (including a customary “negative assurances letter”) relating thereto in customary form and covering such matters of the type customarily covered by such opinions, which opinions shall be addressed to the underwriters.  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

5.                                      Registration Expenses.

(a)                                 All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters including, if necessary, a “qualified independent underwriter” within the meaning of the rules of the Financial Industry Regulatory Authority (in each case, excluding discounts and commissions), and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, or if no similar securities issued by the Company are then listed, on one or more securities exchanges selected by the Majority of Principal Shareholders included in such registration.  Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b)                                 In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the Requisite

11

Number of Principal Shareholders included in such registration, provided, however, that no Principal Shareholder shall unreasonably withhold consent to choose such counsel, and provided further that in the event that (x) no Navig8 Principal Shareholders are included in such registration or (y) no GenMar Principal Shareholders are included in such registration, then, in each case, such determination shall be made by the Majority of Principal Shareholders included in such registration.

(c)                                  To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable hereunder to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of each seller’s securities to be so registered.

6.                                      Indemnification.

(a)                                 The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, managers, agents, and employees and each Person who controls such holder (within the meaning of the Securities Act) (each an “Indemnitee” and, collectively, the “Indemnitees”) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorneys’ fees), to which such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 6 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Indemnitee for any legal or any other reasonable expenses incurred by him, her or it in connection with investigating or defending any such loss, claim, damage, expense, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to any such Person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of, is based upon, is caused by or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by or on behalf of such Person expressly for use therein.  In connection with an underwritten offering, the Company shall indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnitees.

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(b)                                 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities included in such registration, the Company, and any underwriter, broker or dealer participating in such registration, and their respective directors, officers, partners, managers, agents and employees and each other Person who controls the Company or such other holders of Registrable Securities (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of such holder expressly for use therein; provided, however, that the obligation to indemnify will be several and not joint, as to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any such Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s counsel’s opinion a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will pay the fees and expenses of one (but not more than one) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the opinion of any indemnified party’s counsel a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party will pay the fees and expenses of one additional counsel for such indemnified party.

(d)                                 The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified

13

party of a release from all liability in respect to such claim or litigation without any payment, obligation or other consideration provided by such indemnified party.

(e)                                  If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of each indemnifying party on the one hand and the indemnified party on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (i) above but also the relative benefit of each indemnifying party on the one hand and of the indemnified party on the other hand in connection with the registration statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by each indemnifying party on the one hand and the indemnified party on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to each indemnifying party bear to the total net proceeds from the offering (before deducting expenses) to the indemnified party.  The relative fault of each indemnifying party on the one hand and of the indemnified party on the other hand shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by such indemnifying party or indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6 were to be determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, to the extent such party would have been indemnified for such expenses if the indemnification provided for in this Section 6 was available to such party.  Notwithstanding the provisions of this Section 6, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)                                   The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any

14

officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

7.                                      Participation in Underwritten Registrations.

(a)                                 No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6.

(b)                                 Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e)(iii), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(f).  In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 7 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f).

8.                                      Current Public Information.  At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such reasonable further action to the extent required to enable Shareholders holding Registrable Securities to sell such Registrable Securities pursuant to Rule 144 or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

9.                                      Definitions

“Affiliates” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Company and its Subsidiaries shall not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under “common

15

control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the preamble.

“application” has the meaning set forth in Section 6(a).

“Aurora” means the entities set forth on Schedule A-4.

“Avenue” means the entities set forth on Schedule A-1.

“Blue Mountain” means the entities set forth on Schedule A-2.

“Blackrock” means the entities set forth on Schedule A-6.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks located in New York City and the Marshall Islands are authorized or obligated to close.

“Company” has the meaning set forth in Section 1(a).

“Demand Registrations” has the meaning set forth in Section 1(a).

“Demand Requisite Number” means the holders of five million (5,000,000) shares (as adjusted for any stock dividends, stock splits, combinations and reorganizations and similar events) of Registrable Securities then held by the Principal Shareholders.

“Equity Purchase Agreement” means that certain Equity Purchase Agreement, dated as of February 24, 2015, by and among the Company, Navig8 and the Initial Commitment Parties identified on Schedule A thereto.

“Existing Shareholders” has the meaning set forth in the preamble.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

“GenMar Principal Shareholders” means each of Aurora, Oaktree, Blackrock, and Twin Haven, so long as such Shareholder continues to hold Registrable Securities.

“Holdback Extension” has the meaning set forth in Section 3(a).

“Holdback Period” has the meaning set forth in Section 3(a).

“Indemnitee” and “Indemnitees” have the meanings set forth in Section 6(a).

“IPO” means the first underwritten public offering of securities by the Company registered under the Securities Act of 1933, as amended, after May 17, 2012.

“Long-Form Registrations” has the meaning set forth in Section 1(a).

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“Majority of Principal Shareholders” means the holders of a majority of the Registrable Securities then held by the Principal Shareholders, as determined in good faith by the Company

“Merger Sub” has the meaning set forth in the preamble.

“Monarch” means the entities set forth on Schedule A-5.

“Navig8” has the meaning set forth in the preamble.

“Navig8 Principal Shareholders” means each of Avenue and Monarch, so long as such Shareholder continues to hold Registrable Securities.

“Oaktree” means the entities set forth on Schedule A-3.

“Other Securities” has the meaning set forth in Section 3(a).

“Other Shareholders” has the meaning set forth in the preamble.

“Permitted Transfer” has the meaning set forth in Section 3(e).

“Person” means an individual, a partnership, a joint venture, an association, a joint stock company, a corporation, a limited liability company, a trust, an unincorporated organization, an investment fund, any other business entity or a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 2(a).

“Principal Shareholders” means each of Aurora, Oaktree, Blue Mountain, BlackRock, Twin Haven, Avenue and Monarch, so long as such Shareholder continues to holds Registrable Securities.

“Public Sale” means any sale of Registrable Securities (i) to the public pursuant to an offering registered under the Securities Act or (ii) to the public through a broker, dealer or market maker after the IPO and sale of equity securities of the Company.

“Registrable Securities” means (i) any common equity securities of the Company held by the Shareholders from time to time and (ii) common equity securities of the Company issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization; provided that, in the case of clause (i), securities acquired by a Shareholder after the date hereof shall be deemed to be Registrable Securities only after such Shareholder has provided written notice to the Company of the number of securities acquired by such Shareholder.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (a) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force), (b) have been effectively registered under a registration statement including a registration statement on Form S-8 (or any successor form), or (c) have been repurchased by the Company or any of its Subsidiaries.  Additionally, all Registrable Securities

17

held by any Person shall cease to be Registrable Securities with respect to such Person when all such Registrable Securities held by such Person become eligible to be sold to the public through a broker, dealer, or market maker pursuant to Rule 144 (or any similar provision then in force), during any three month period taking into account applicable aggregation rules under section (e) of Rule 144.  For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person holds or has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.  For the avoidance of doubt, shares issued pursuant to the Equity Purchase Agreement shall be deemed Registrable Securities.

“Registration Expenses” has the meaning set forth in Section 5(a).

“Required Registration” has the meaning set forth in Section 1(c).

“Requisite Number” means the holders of a majority (as determined in good faith by the Company) of the Registrable Securities then held by the Principal Shareholders, including at least one Navig8 Principal Shareholder and at least one GenMar Principal Shareholder so long as at least one Navig8 Principal Shareholder and one GenMar Principal Shareholder, respectively, continue to hold Registrable Securities.

“Rule 144” means Rule 144 adopted by the Securities and Exchange Commission under the Securities Act, as such rule may be amended from time to time.

“Sale of the Company” means a bona fide sale of the outstanding Securities or assets of the Company on an arm’s length basis to any Person (other than the Company, any Subsidiary of the Company, or any Affiliate of any of the foregoing) pursuant to which such Person, together with its Affiliates, acquires (i) a majority of the voting power represented by the outstanding Securities (whether by merger, consolidation, sale or Transfer of Securities or otherwise) or (ii) all or substantially all of the Company’s and its Subsidiaries’ assets determined on a consolidated basis.

“Securities” has the meaning set forth in Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission and includes any governmental body or agency succeeding to the functions thereof.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

“Shareholders” has the meaning set forth in the preamble.

“Shelf Takedown” has the meaning set forth in Section 1(c)(ii).

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“Short-Form Registrations” has the meaning set forth in Section 1(a).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner or a majority of the members of the governing body of such limited liability company, partnership, association, or other business entity.  For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest whether with or without consideration, whether voluntarily or involuntarily or by operation of law) or the acts thereof.

“Twin Haven” means the entities set forth on Schedule A-7.

10.                               Miscellaneous.

(a)                                 Notices.  Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the Schedule of Shareholders attached hereto or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.  Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following

19

business day or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.  The Company’s address is:

General Maritime Corporation / Gener8, Inc.

299 Park Avenue
New York, New York 10171
Facsimile:  (212) 763-5603

E-mail: lvrondissis@generalmaritimecorp.com
Attention: Leonard J. Vrondissis, CFO

with a copy (which shall not constitute actual or constructive notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Facsimile:  (212) 715-8100
E-mail: tmolner@kramerlevin.com, tshen@kramerlevin.com
Attention: Thomas E. Molner, Esq., Terrence L. Shen, Esq.

(b)                                 No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.  Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any Securities or any Other Securities without the prior written consent of the Requisite Number of Principal Shareholders.

(c)                                  Remedies.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d)                                 Amendments and Waivers.  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by the Company and the Requisite Number of Principal Shareholders; provided that no such amendment or modification that would materially and adversely affect the rights, preferences or privileges of any class of Registrable Securities in a manner disproportionate to the effect of such amendment or modification on the rights, preferences or privileges of the Principal Shareholders (without regard to any effect resulting from the individual circumstances of any holder of such class of Registrable Securities) shall be effective against any holder whose rights, preferences or privileges are so affected thereby without the prior written consent of the holders of a majority (as determined in good faith by the Company) of each class of Registrable Securities so affected.  No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any

20

right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.  Notwithstanding the foregoing, an amendment or modification of this Agreement to add a party hereto and to grant such party registration rights will be effective against the Company and all holders of Registrable Securities if such modification, amendment or waiver is approved in writing by the Company and the Requisite Number of Principal Shareholders, provided that, upon the written consent of the Company, Peter Georgiopoulos and his Affiliates may be added as parties hereto and granted the registration rights of Principal Shareholders hereunder, without the approval of the Requisite Number of Principal Shareholders or any Shareholder.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision in accordance with its terms.

(e)                                  Termination. This Agreement shall terminate and be of no further effect in respect of any Shareholder as of and from the date when such Shareholder no longer holds any Registrable Securities; provided, that the provisions of Section 6 shall survive.

(f)                                   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto (and the Persons specifically identified in Section 6) and their respective successors and assigns.  In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof); provided, that such subsequent holder of Registrable Securities shall be required to execute and deliver to the Company a joinder to this Agreement agreeing to be bound by its terms. Notwithstanding the foregoing, the rights and benefits hereunder in respect of any Principal Shareholder shall not be assigned or transferred without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed; provided, that such consent shall not be required with respect to an assignment or transfer by a Principal Shareholder to any of its Affiliates.

(g)                                  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(h)                                 Entire Agreement.  Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(i)                                     Counterparts; Facsimile Signature.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, each of which shall be deemed an original and all of which taken together

21

will constitute one and the same Agreement.  This Agreement may be executed by facsimile signature.

(j)                                    Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(k)                                 Governing Law.  All matters concerning the relative rights of the Company and the Shareholders and the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(l)                                     Mutual Waiver of Jury Trial.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH OR RELATED OR INCIDENTAL TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(m)                             Business Days.  If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

*  *  *  *  *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

Gener8 Maritime, Inc.,

Formerly known as General Maritime Corporation

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amended and Restated Registration Agreement]

OCM MARINE HOLDINGS TP, L.P.

By: OCM Marine GP CTB, Ltd.

Its: General Partner

By: Oaktree Capital Management, L.P.

Its: Director

By:	/s/ Amy Rice
Name:	Amy Rice
Title:	Senior Vice President

By:	/s/ Adam Pierce
Name:	Adam Pierce
Title:	Managing Director

[Signature Page to Second Amended and Restated Registration Agreement]

OPPS MARINE HOLDINGS TP, L.P.

By: Oaktree Fund GP Ltd.

Its: General Partner

By: Oaktree Capital Management, L.P.

Its: Director

By:	/s/ Rajath Shourie
Name:	Rajath Shourie
Title:	Managing Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

[Signature Page to Second Amended and Restated Registration Agreement]

ARF II MARITIME HOLDINGS, LLC

By:	/s/ Timothy J. Hart
Name:	Timothy J. Hart
Title:	Vice President, Secretary & General Counsel

ARF II MARITIME EQUITY PARTNERS LP

By:	/s/ Timothy J. Hart
Name:	Timothy J. Hart
Title:	Vice President, Secretary & General Counsel

ARF II MARITIME EQUITY CO-INVESTORS LLC

By:	/s/ Timothy J. Hart
Name:	Timothy J. Hart
Title:	Vice President, Secretary & General Counsel

[Signature Page to Second Amended and Restated Registration Agreement]

BAMBOULA PARTNERS LP

By: Bamboula GP LLC, its General Partner

By:	/s/ Lewis M. Linn
Name:	Lewis M. Linn
Title:	President

[Signature Page to Second Amended and Restated Registration Agreement]

BLACKROCK FUNDS II, BLACKROCK HIGH YIELD BOND PORTFOLIO

By: BlackRock Financial Management, Inc., its Sub-Adviser

By:	/s/ David Trucano
Name:	David Trucano
Title:	Managing Director

BLACKROCK CORPORATE HIGH YIELD FUND, INC.

By: BlackRock Financial Management, Inc., its Sub-Adviser

By:	/s/ David Trucano
Name:	David Trucano
Title:	Managing Director

MET INVESTORS SERIES TRUST — BLACKROCK HIGH YIELD PORTFOLIO

By: BlackRock Financial Management, Inc., its Sub-Adviser

By:	/s/ David Trucano
Name:	David Trucano
Title:	Managing Director

[Signature Page to Second Amended and Restated Registration Agreement]

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND,
A SUB-FUND OF AAI BLUEMOUNTAIN FUND PLC

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND LP

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

[Signature Page to Second Amended and Restated Registration Agreement]

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN TIMBERLINE LTD.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

[Signature Page to Second Amended and Restated Registration Agreement]

SHUN LEE DYNASTY HOLDINGS LP

By: Julytoon Investments GP LLC

By:	/s/ Lewis M. Linn
Name:	Lewis M. Linn
Title:	President

[Signature Page to Second Amended and Restated Registration Agreement]

TWIN HAVEN SPECIAL OPPORTUNITIES FUND IV, L.P.

By: Twin Haven Capital Partners, LLC, as Investment Manager

By:	/s/ Michael Vinci
Name:	Michael Vinci
Title:	COO/CFO

[Signature Page to Second Amended and Restated Registration Agreement]

AVENUE-SLP EUROPE OPPORTUNITIES FUND, L.P.

By: Avenue-SLP Europe Opportunities Fund GenPar, LLC,

as its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Avenue Europe Opportunities Master Fund, L.P.

By: Avenue Europe Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Avenue Europe Special Situations Fund II (Euro), L.P.

By: Avenue Europe Capital Partners II, LLC, its General Partner

By: GL Europe Partners II, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Avenue Europe Special Situations Fund II (U.S.), L.P.

By: Avenue Europe Capital Partners II, LLC, its General Partner

By: GL Europe Partners II, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE COPPERS OPPORTUNITIES FUND, L.P.

By:	Avenue COPPERS Opportunities Fund GenPar, LLC,
its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

[Signature Page to Second Amended and Restated Registration Agreement]

MANAGED ACCOUNTS MASTER FUND SERVICES - MAP10, a Sub Trust of Managed

Accounts Master Fund Services

By: Avenue Capital Management II, L.P., its Investment Manager

By: Avenue Capital Management II GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE INVESTMENTS, L.P.

By: Avenue Partners, LLC, Its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.

By: Avenue International Master GenPar, Ltd., Its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Director

AVENUE SPECIAL SITUATIONS FUND VI (MASTER), L.P.

By: Avenue Capital Partners VI, LLC, Its General Partner

By: GL Partners VI, LLC

Its Managing Member

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

[Signature Page to Second Amended and Restated Registration Agreement]

Monarch Debt Recovery Master Fund Ltd

By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

Monarch Opportunities Master Fund Ltd

By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

P Monarch Recovery Ltd

By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

[Signature Page to Second Amended and Restated Registration Agreement]

Monarch Alternative Solutions Master Fund Ltd

By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

Monarch Capital Master Partners II LP

By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

MCP Holdings Master LP

By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

[Signature Page to Second Amended and Restated Registration Agreement]

SCHEDULE A-1

Avenue Shareholders

Avenue - COPPERS Opportunities Fund, L.P.

Avenue Europe Opportunities Master Fund, L.P.

Avenue-SLP European Opportunities Fund, L.P.

Avenue Europe Special Situations Fund II (Euro), L.P.

Avenue Europe Special Situations Fund II (U.S.), L.P.

Avenue Investments, LP

Avenue International Master, LP

Managed Accounts Master Fund Services - MAP10

Avenue Special Situations Fund VI (Master), LP

SCHEDULE A-2

Blue Mountain Shareholders

BlueMountain Guadalupe Peak Fund L.P.

BlueMountain Montenvers Master Fund SCA SICAV-SIF

BlueMountain Kicking Horse Fund L.P.

BlueMountain Timberline Ltd.

Blue Mountain Credit Alternatives Master Fund L.P.

BlueMountain Credit Opportunities Master Fund I L.P.

BlueMountain Long/Short Credit and Distressed Reflection Fund, a sub-fund of AAI BlueMountain Fund PLC

BlueMountain Long Short Credit and Distressed Reflection Fund PLC

BlueMountain Montenvers Master Fund

BlueMountain Distressed Master Fund L.P.

BlueMountain Long Short Credit Master Fund L.P.

BlueMountain Strategic Credit Master Fund L.P.

SCHEDULE A-3

Oaktree Shareholders

OCM Marine Holdings TP, L.P.

Opps Marine Holdings TP, L.P.

SCHEDULE A-4

Aurora Shareholders

ARF II Maritime Holdings LLC

ARF II Maritime Equity Partners LP

ARF II Maritime Equity Co-Investors

SCHEDULE A-5

Monarch Shareholders

Monarch Alternative Solutions Master Fund Ltd

Monarch Capital Master Partners II LP

MCP Holdings Master LP

Monarch Debt Recovery Master Fund Ltd

Monarch Opportunities Master Fund Ltd

P Monarch Recovery Ltd

SCHEDULE A-6

BlackRock Shareholders

BlackRock Funds II, BlackRock High Yield Bond Portfolio

BlackRock Corporate High Yield Fund VI, Inc.

MET Investors Series Trust — BlackRock High Yield Portfolio

SCHEDULE A-7

Twin Haven Shareholders

Twin Haven Special Opportunities Fund IV, L.P.

Schedule of Shareholders

Name	Notice Information

Avenue - COPPERS Opportunities Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Opportunities Master Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue-SLP European Opportunities Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Special Situations Fund II (Euro), L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Special Situations Fund II (U.S.), L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Investments, LP	399 Park Avenue, 6th Floor New York, NY 10022

Avenue International Master, LP	399 Park Avenue, 6th Floor New York, NY 10022

Managed Accounts Master Fund Services - MAP10	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Special Situations Fund VI (Master), LP	399 Park Avenue, 6th Floor New York, NY 10022

BlueMountain Guadalupe Peak Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Montenvers Master Fund SCA SICAV-SIF	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Kicking Horse Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Timberline Ltd.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

Blue Mountain Credit Alternatives Master Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor

New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Credit Opportunities Master Fund I L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Long/Short Credit and Distressed Reflection Fund, a sub-fund of AAI BlueMountain Fund PLC	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Long Short Credit and Distressed Reflection Fund PLC	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Montenvers Master Fund	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Distressed Master Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Long Short Credit Master Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Strategic Credit Master Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

Monarch Alternative Solutions Master Fund Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

Monarch Capital Master Partners II LP	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

MCP Holdings Master LP	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

Monarch Debt Recovery Master Fund Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

Monarch Opportunities Master Fund Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

P Monarch Recovery Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

OCM Marine Holdings TP, L.P.	c/o Oaktree Capital Management LP, 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Facsimile: (213) 830-6300
	Email:	jford@oaktreecapital.com
apierce@oaktreecapital.com
	Attention:	B. James Ford
Adam Pierce

With a copy (which shall not constitute notice) to: Kirkland & Ellis LLP 333 South Hope Street Los Angeles, CA 90071
	Facsimile:	(312) 862-2200
	Email:	christopher.greeno@kirkland.com
hamed.meshki@kirkland.com
	Attention:	Christopher J. Greeno, P.C.
Hamed Meshki

Opps Marine Holdings TP, L.P.	c/o Oaktree Capital Management LP, 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Facsimile: (213) 830-6499
	Attention:	Mahesh Balakrishnan,
Jennifer Box

ARF II Maritime Holdings LLC

10877 Wilshire Blvd.

Los Angeles, CA 90024

Email: ssmith@auroracap.com

Attention: Steven D. Smith

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036-6522

Facsimile: (917) 777-2918

	Email:	Gregory.fernicola@skadden.com
Laura.Kaufmann@skadden.com
	Attention:	Gregory A. Fernicola
Laura A. Kaufmann Belkhayat

ARF II Maritime Equity Partners LP

10877 Wilshire Blvd.

Los Angeles, CA 90024

Email: ssmith@auroracap.com

Attention: Steven D. Smith

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036-6522

	Facsimile:	(917) 777-2918
	Email:	Gregory.fernicola@skadden.com
Laura.Kaufmann@skadden.com
	Attention:	Gregory A. Fernicola
Laura A. Kaufmann Belkhayat

ARF II Maritime Equity Co-Investors LLC

10877 Wilshire Blvd.

Los Angeles, CA 90024

Email: ssmith@auroracap.com

Attention: Steven D. Smith

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036-6522

	Facsimile:	(917) 777-2918
	Email:	Gregory.fernicola@skadden.com
Laura.Kaufmann@skadden.com
	Attention:	Gregory A. Fernicola
Laura A. Kaufmann Belkhayat

BlackRock Funds II, BlackRock High Yield Bond Portfolio

c/o BlackRock Financial Management, Inc.

Leveraged Finance Group

55 East 52nd Street

New York, New York 10055

Email: alexander.defelice@blackrock.com

Attention: Alex DeFelice

With a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, New York 10022

Email: legaltransactions@blackrock.com

Attention: David Maryles and Vincent Taurassi

BlackRock Corporate High Yield Fund VI, Inc.

c/o BlackRock Financial Management, Inc.

Leveraged Finance Group

55 East 52nd Street

New York, New York 10055

Email: alexander.defelice@blackrock.com

Attention: Alex DeFelice

With a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, New York 10022

Email: legaltransactions@blackrock.com

Attention: David Maryles and Vincent Taurassi

MET Investors Series Trust — BlackRock High Yield Portfolio	c/o BlackRock Financial Management, Inc. Leveraged Finance Group

55 East 52nd Street

New York, New York 10055

Email: alexander.defelice@blackrock.com

Attention: Alex DeFelice

With a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, New York 10022

Email: legaltransactions@blackrock.com

Attention: David Maryles and Vincent Taurassi

Twin Haven Special Opportunities Fund IV, L.P.

c/o Twin Haven Capital Partners, LLC

11111 Santa Monica Blvd.

Suite 525

Los Angeles, CA 90025

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Facsimile: (212) 728-9129

Email: aturteltaub@willkie.com

Attention: Adam M. Turteltaub